UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024 (March 20, 2024)

ALLIED CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-27675	33-1227173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200-460 Doyle Ave, Kelowna, BC Canada	V1Y OC2
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 255-4337

1405 St. Paul St., Suite 201, Kelowna, BC Canada V1Y 9N2

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Director

Effective March 20, 2024 Santiago Ribero resigned as a Director of Allied Corp.  Mr. Ribero has moved to the United States and has taken a position in the banking industry, but will continue to have an active role with the Company.

Item 8.01 Other Events.

Effective March 24, 2024, the Company moved its headquarters to Suite 200 - 460 Doyle ave Kelowna BC Canada V1Y OC2.  The Company’s telephone number remains the same, phone: 877-255-4337.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Corp. (Registrant)

Dated: March 27, 2024	By:	/s/ Calum Hughes
Chief Executive Officer

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